Exhibit 10.4
                                    GUARANTEE

            GUARANTEE dated as of this 22nd day of August, 2002, by TELEPHONE AND DATA SYSTEMS, INC., a Delaware corporation (with its successors, "Guarantor"), for the benefit of CREDIT SUISSE FIRST BOSTON INTERNATIONAL (with its successors and assigns, "Beneficiary") and with Credit Suisse First Boston Corporation acting as agent ("Agent").

            WHEREAS,   TDSI  Corporation,   a  Delaware  corporation  (with  its
successors, "Obligor"), is a 100%-owned subsidiary of Guarantor; and

            WHEREAS, Obligor has entered into the SAILS Mandatorily Exchangeable Securities Contract dated as of the date hereof, among Obligor, Agent and Beneficiary (the "Securities Contract") pursuant to which Obligor and Beneficiary agree to sell and purchase ordinary shares, no par value, of Deutsche Telekom AG, a German stock corporation (the "Issuer"), or security entitlements in respect thereof (the "Ordinary Shares") at the time and on the terms set forth therein; and

            WHEREAS, pursuant to the SAILS Pledge Agreement dated as of the date hereof among Obligor, Beneficiary and Agent (the "Pledge Agreement"), Obligor has granted to Beneficiary, as of the date hereof, a security interest in certain Ordinary Shares to secure the obligations of Obligor under the Securities Contract;

            NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees as follows:

Article 1
GUARANTEE

            Section 1.01. Guarantee. (a) Guarantor hereby absolutely, irrevocably and unconditionally guarantees the punctual payment when due of the obligations of Obligor (the "Obligations") under the Securities Contract and the Pledge Agreement, each as may be further modified, amended or supplemented from time to time (collectively, the "Agreements"). Guarantor's obligations under this Guarantee shall be subject to Obligor's defenses and rights to set-off, counterclaim or withhold payment as provided in the Agreements. Guarantor agrees to pay on demand any and all fees, funding and other costs and expenses (including reasonable attorney's fees and expenses) incurred by Beneficiary in connection with enforcing any rights or collecting any amounts or deliveries under the Agreements. Any amounts or deliveries that would be owed or due by Obligor to Beneficiary under the Agreements but are unenforceable or not allowable against Obligor because Obligor is the subject of a bankruptcy, liquidation, reorganization or similar case or proceeding, shall nonetheless be deemed owed or due for the purposes of this 0. Beneficiary shall not be obligated to file any claim relating to the Obligations in the event Obligor becomes subject to a bankruptcy, liquidation, reorganization or similar case or proceeding, and the failure by Beneficiary to so file shall not affect Guarantor's obligations hereunder.

            (b) This 0 is a guarantee of payment when due and not of collection. Guarantor agrees that Beneficiary may resort to Guarantor for payment of any of the Obligations, whether or not Beneficiary shall have realized against or applied, or attempted (except as provided below) to realize against or apply, any property provided by an entity as collateral security or other credit support for the Obligations (such property and credit support collectively, "Security") or proceeded or attempted to proceed against Obligor or any other entity principally or secondarily obligated with respect to the Obligations.

            (c) Guarantor's obligations under this 0 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by Beneficiary upon or as a result of the insolvency, bankruptcy, liquidation or reorganization of Obligor or otherwise, all as though such payment has not been made.

            (d) Notwithstanding the foregoing, Beneficiary agrees that it will not make a demand or claim under this Guarantee in respect of any Secured Portion of the Obligations unless Beneficiary has first used commercially reasonable efforts, for at least five Business Days, to realize against or apply property held as Collateral (as defined in the Pledge Agreement) under the Pledge Agreement in satisfaction of the Obligations. "Secured Portion" means, at any time, a portion of the Obligations consisting of the obligation to deliver cash or property with a value, as determined by the Calculation Agent (as defined in the Securities Contract), equal to the value, as determined by the Calculation Agent in a consistent manner, of the Collateral then pledged to the Beneficiary under the Pledge Agreement.

            Section 1.02. Guarantee Absolute. Guarantor guarantees that the Obligations will be paid strictly in accordance with the provisions of the Agreements (and, to the extent applicable, this 0), regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such provisions or the rights of Beneficiary with respect thereto. The liability of Guarantor under this 0 shall be irrevocable, absolute and unconditional irrespective of, and Guarantor hereby irrevocably waives, any defenses it may now or hereafter have (including any defense based on the failure to provide notice to or obtain the consent of Guarantor) in any way relating to, any or all of the following:

            (a) any lack of validity or enforceability of the Agreements;

            (b) the entry into additional transactions, any indulgence, concession, waiver or consent given to Obligor, or any other changes in the amount of, time, manner or place of payment of, or in any other term of any or all of the Obligations;

            (c) any taking, exchange, release, non-perfection, realization or application of or on any Security;

            (d) any change, restructuring or termination in or of the structure or existence of Obligor; or

            (e) any other circumstances (including, without limitation, any statute of limitations) that might otherwise constitute a defense available to, or a discharge of, Guarantor or Obligor.

            Section 1.03. Waivers and Acknowledgments. (a) Guarantor hereby waives promptness, diligence, demand for performance, notice of acceptance, presentment, protest, non-performance, default, acceleration, early termination, protest or dishonor, any other notice with respect to any of the Obligations and this 0, and, except as provided in Section 1.01(d), any requirement that Beneficiary protect, secure, perfect or insure any Security or exhaust any right or take any action against Guarantor or any other entity or any Security.

            (b) Guarantor hereby waives any right to revoke this guarantee, and acknowledges that its obligations under this 0 are continuing in nature and apply to all Obligations, whether existing now or in the future.

            (c) Guarantor hereby waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by Beneficiary that in any manner impairs, reduces, releases or otherwise adversely affects Guarantor's subrogation, reimbursement, exoneration, contribution or indemnification rights or other rights to proceed against Obligor, any other guarantor, any other entity or any Security, and (ii) except as provided in Section 1.01, any defense based on any right of set-off or counterclaim against or in respect of Guarantor's obligations under this 0.

            Section 1.04. Subrogation. Guarantor will not exercise any rights that it may now have or hereafter acquire against Obligor or any other guarantor that arise from the existence, payment, performance or enforcement of Guarantor's obligations under this 0, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Beneficiary against Obligor, any other guarantor or any security, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Obligor or any other guarantor, directly or indirectly, in cash or other property, by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Obligations shall have been finally and irrevocably satisfied in full. If any amount shall be paid to Guarantor in violation of the preceding sentence at any time prior to the final and irrevocable payment or performance in full of all of the Obligations, such amount shall be held in trust for the benefit of Beneficiary and shall forthwith be paid to Beneficiary to be (at the election of Beneficiary) credited and applied to the Obligations, whether matured or unmatured, in accordance with the terms of the Agreements, and/or to be held as collateral security for any Obligations thereafter arising.

Article 2
REPRESENTATIONS AND WARRANTIES

            Section 2.01. Representations and Warranties. Guarantor represents and warrants to Beneficiary that:

            (a) The representations and warranties made by Obligor under the Agreements are true and correct.

            (b) Guarantor is a corporation duly organized and existing in good standing under the laws of its jurisdiction of incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted.

            (c) The execution and delivery of this Guarantee and the performance by Guarantor of its obligations hereunder do not violate or conflict with any provision of the certificate of incorporation or bylaws of Guarantor, any law applicable to Guarantor, any order or judgment of any court or other agency of government applicable to Guarantor or any of Guarantor's assets or any contractual restriction binding on or affecting Guarantor or any of Guarantor's assets.

            (d) All government and other consents that are required to have been obtained by Guarantor with respect to this Guarantee have been obtained and are in full force and effect and all conditions of any such consents have been complied with. Guarantor has complied and will comply with all applicable disclosure or reporting requirements in respect of the transactions contemplated by the Agreements, including without limitation any requirements imposed by
Section 13 or Section 16 of the Securities Exchange Act of 1934, as amended, or the rules and regulations thereunder.

            (e) Guarantor has the requisite corporate power and authority to enter into and perform this Guarantee. The execution, delivery and performance by Guarantor of this Guarantee have been duly authorized by all necessary corporate action. This Guarantee has been duly executed and delivered by Guarantor. Guarantor's obligations under this Guarantee constitute Guarantor's legal, valid and binding obligations enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

            (f) No Acceleration Event (as such term is defined in the Securities Contract) or event that, with the giving of notice or the lapse of time or both, would constitute an Acceleration Event has occurred and is continuing and no such event would occur as a result of Guarantor's entering into or performing Guarantor's obligations under this Guarantee.

            (g) There is not pending or, to Guarantor's knowledge, threatened against Guarantor or any of its affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator (including without limitation any bankruptcy, insolvency or similar proceeding) that is likely to affect the legality, validity or enforceability against Guarantor of this Guarantee or Guarantor's legal right to perform its obligations under this Guarantee.

            (h) Guarantor is not, nor has Guarantor been, at any time in the preceding three months, an "affiliate", within the meaning of Rule 144 under the Securities Act, of the Issuer. Guarantor is not, on the date of this Agreement, in possession of any material non-public information regarding the Issuer.

            (i) Guarantor is not and, after giving effect to the transactions contemplated hereby, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

            (j) Guarantor is acting for its own account, and has made its own independent decision to enter into this Guarantee and as to whether this Guarantee is appropriate or proper for Guarantor based upon its own judgment and upon advice of such advisors as Guarantor deems necessary. Guarantor acknowledges and agrees that Guarantor is not relying, and has not relied, upon any communication (written or oral) of Beneficiary or any affiliate, employee or agent of Beneficiary with respect to the legal, accounting, tax or other implications of this Guarantee and that each of Seller and Guarantor has conducted its own analyses of the legal, accounting, tax and other implications hereof and thereof; it being understood that information and explanations related to the terms and conditions of this Guarantee shall not be considered investment advice or a recommendation to enter into this Guarantee. Guarantor is entering into this Guarantee with a full understanding of all of the terms and risks hereof (economic and otherwise) and is capable of evaluating and understanding (on Guarantor's own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks. Guarantor is also capable of assuming (financially and otherwise), and assumes, those risks. Guarantor acknowledges that neither Beneficiary nor any affiliate, employee or agent of Beneficiary is acting as a fiduciary for or an advisor to Guarantor in respect of this Guarantee.

Article 3
COVENANTS

            Section 3.01. Taxes. Guarantor shall pay any and all documentary, stamp, transfer or similar taxes and charges that may be payable in respect of the entry into this Guarantee. Guarantor further agrees to make all payments in respect of this Guarantee free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, fines, penalties, assessments or other governmental charges of whatsoever nature (or interest on any taxes, duties, fines, penalties, assessments or other governmental charges of whatsoever nature) ("Tax") imposed, levied, collected, withheld or assessed by, within or on behalf of the United States or any political subdivision or governmental authority thereof or therein having power to tax or any jurisdiction from or through which payment pursuant to this Guarantee is made by Guarantor, or any political subdivision or governmental authority thereof or therein having power to tax, provided that this sentence shall not apply to any such Tax that would not be imposed in respect of a payment under this Guarantee but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and Beneficiary or a person related to Beneficiary (including, without limitation, a connection arising from Beneficiary or such related person being or having been a citizen or resident of such jurisdiction, or being or having been organized, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from Beneficiary or such related person having executed, delivered, performed its obligation or received a payment under, or enforced, this Guarantee. In the event such withholding or deduction is imposed, Guarantor agrees to indemnify Beneficiary for the full amount of such withholding or deduction, as well as any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, provided that Beneficiary has provided to Guarantor a duly executed and completed Internal Revenue Service Form W-8BEN (with respect to the benefits of an income tax treaty) (i) upon execution of this Guarantee, with such form to be updated at the beginning of each succeeding three calendar year period beginning after the execution of this Guarantee, or as otherwise required under then applicable Treasury Regulations; (ii) promptly upon reasonable demand by Guarantor; and (iii) promptly upon learning that any form previously provided has become obsolete or incorrect.

            Section 3.02. Actions That Could Cause Guarantor to Become an Affiliate. Guarantor shall notify Beneficiary immediately of its intention to
(i) purchase Ordinary Shares, American Depositary Shares (evidenced by American Depositary Receipts), each representing one Ordinary Share, or any other equity security of the Issuer in an amount that would cause Guarantor to become the beneficial owner, directly or indirectly, of more than three percent of the outstanding shares of any equity security of the Issuer, (ii) permit any of its officers or directors to accept a position as an officer or director of the Issuer, (iii) take any action that would cause Guarantor to possess, directly or indirectly, the power to direct or cause the direction of the management and policies of the Issuer, whether by ownership of voting securities, by contract or otherwise or (iv) take any other action that could reasonably be expected to result in Guarantor's becoming an "affiliate", within the meaning of Rule 144 under the Securities Act, of the Issuer. Guarantor shall not take any such action unless a period of fifteen Business Days shall have elapsed after receipt of such notice by Beneficiary and Beneficiary shall not have objected in writing to such action during such period.

Article 4
MISCELLANEOUS

            Section 4.01. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard forms of telecommunication. Notices to Beneficiary shall be directed to it care of Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, New York 10010, Telecopy No.:
(212) 325-8175, Attention: Ricardo Harewood and notices to Guarantor shall be directed to Guarantor at 30 North La Salle Street, Suite 4000, Chicago, IL 60602-2507, Attention: Treasurer, Telephone No.: (312) 630-1900, Telecopy No.:
(312) 634-0442, with a copy to Sidley Austin Brown & Wood, Bank One Plaza, 10 S. Dearborn, Chicago, IL 60603, Attention: William DeCarlo, Telephone No.: (312) 853-7000, Telecopy No.: (312) 853-7036.

            Section 4.02. Governing Law; Submission to Jurisdiction; Severability; Waiver of Jury Trial; Service of Process. (a) This Guarantee shall be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine and each party hereto submits to the jurisdiction of the Courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City.

            (b) To  the  extent  permitted  by  law,  the   unenforceability  or
invalidity of any provision or provisions of this Guarantee shall not render any other provision or provisions herein contained unenforceable or invalid.

            (c) Guarantor and Beneficiary hereby irrevocably and unconditionally waive any and all right to trial by jury in any legal proceeding arising out of or related to this Guarantee.

            (d) The parties irrevocably consent to service of process given in the manner provided for notices in Section 4.01. Nothing in this Guarantee will affect the right of either party to serve process in any other manner permitted by law.

            Section 4.03. Matters Related to Credit Suisse First Boston Corporation, as Agent. The rights and obligations of the Agent shall be as set forth in Section 9.09 of the Securities Contract.

            Section 4.04. Amendments, Waivers. Any provision of this Guarantee may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of any amendment, by Beneficiary and Guarantor and in the case of any waiver, by Beneficiary. No failure or delay by Beneficiary in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

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


            Section 4.05. No Third Party Rights, Successors and Assigns. This Agreement is not intended and shall not be construed to create any rights in any person other than Guarantor, Beneficiary and their respective successors and assigns and no other person shall assert any rights as third party beneficiary hereunder. Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All the covenants and agreements herein contained by or on behalf of Guarantor and Beneficiary shall bind, and inure to the benefit of, their respective successors and assigns whether so expressed or not, and shall be enforceable by and inure to the benefit of Beneficiary and its successors and assigns. The rights and duties of Guarantor under this Guarantee may not be assigned or transferred by any party hereto without the prior written consent of Beneficiary. Beneficiary may assign or transfer any of its rights or duties hereunder without the prior written consent of Guarantor.

            Section 4.06. Counterparts. This Guarantee may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same agreement.


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


            IN WITNESS WHEREOF, the parties have signed this Guarantee as of the date and year first above written.

                             GUARANTOR:


                             TELEPHONE AND DATA SYSTEMS, INC.

                             By:  /s/ LeRoy T. Carlson, Jr.
                                  ----------------------------------------------
                                  Name: LeRoy T. Carlson, Jr.
                                  Title: President and Chief Executive Officer

                             By:  /s/ Sandra L. Helton
                                  ----------------------------------------------
                                  Name:  Sandra L. Helton
                                  Title: Executive Vice President
                                           and Chief Financial Officer


BENEFICIARY:


CREDIT SUISSE FIRST BOSTON INTERNATIONAL

By:       /s/ Edmond Curtin
          --------------------------------------------------------
          Name:      Edmond Curtin
          Title:     Managing Director
                       Legal and Compliance Department

By:       /s/ Rita Nagpal
          --------------------------------------------------------
          Name:      Rita Nagpal
          Title:     Director
                       Legal and Compliance Department

AGENT:


CREDIT SUISSE FIRST BOSTON CORPORATION

By:       /s/ Timothy D. Bock
          ------------------------------------------------------------
          Name:      Timothy D. Bock
          Title:     Managing Director